UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2003

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                  35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1 Press Release, dated October 22, 2003, issued by First Merchants Corporation

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On October 22, 2003, First Merchants Corporation issued a press release to report its financial results for the quarter ended September 30, 2003. The release is furnished as Exhibit 99.1 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated:  October 22, 2003

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated October 22, 2003, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated October 22, 2003


N / E / W / S     R / E / L / E / A / S / E

October 22, 2003

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer
765-751-1857
http://firstmerchants.com

SOURCE: First Merchants Corporation

FIRST MERCHANTS ANNOUNCES 3rd QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported that third quarter 2003 diluted earnings per share equaled $.39, a decrease of 15.2%, from $.46 in the prior year. Net income decreased $478,000, or 6.1%, during the same period.

Year-to-date diluted earnings were $1.19 per share compared to $1.31 in 2002. Year-to-date net income increased $512,000, or 2.4%, from $21,240,000 to $21,752,000.

Net interest margin for the nine months ended September 30, 2003 declined 34 basis points as the Corporation's yield on earning assets declined 83 basis points and the cost of supporting liabilities declined by 49 basis points.

For  the  quarter,   net  interest  margin  declined  47  basis  points  as  the
Corporation's yield on earning assets declined 1.03 percent and the cost of supporting liabilities declined by 56 basis points.

Year-to-date gains from the sale of mortgage loans increased from $990,000 to $5,618,000, and the provision for loan losses increased from $4,297,000 to $8,430,000.

For the quarter, gains from the sale of mortgage loans increased by $876,000 and the provision for loan losses decreased by $115,000.

Michael L. Cox, President and Chief Executive Officer, commented that, "Changes in the yield curve, during the quarter, increased pressure on earnings as the Corporation maintains an asset sensitive interest rate risk position. This position has increased our dependence on gains generated from the sales of mortgage loans during this record low interest rate environment. The Federal Reserve Bank's reduction in the target fed funds rate of 25-basis points, during the last week of June, coupled with more than a 100-basis point increase in the 30-year treasury and mortgage rates, have proven to be challenging."

Total loans outstanding reached $2.4 billion, an increase of $355 million over the prior year. Of the increase, $318 million is attributable to the acquisition of CNBC Bancorp on March 1, 2003. The remaining net increase of $37 million resulted primarily from increased commercial real estate loans outstanding of $55 million, mitigated by reductions in both residential real estate loans and individual loans for household and other personal expenditures.

Total non-performing assets decreased from 1.21% of total loans in the third quarter of 2002 to 1.13% as of September 30, 2003. The Corporation's allowance for loan losses increased to 1.27% versus 1.10% during the same period last year.

During the quarter, the Corporation completed a sale of non-performing loans. The sale reduced non-performing loans by $2 million and significantly reduced classified assets in one bank. Additionally, the remaining banks in the Corporation reduced non-performing loans by another $1.7 million.

The Corporation's Board of Directors also authorized management to proceed with its strategic initiative of minimizing the number of regulatory agencies governing its banks. The Corporation is in the process of converting all of its state chartered banks to National Charters. The Office of the Comptroller of the Currency and the Federal Reserve Bank will be the remaining regulators once the conversion is complete.

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Standard Time on Wednesday, October 22, 2003. To participate, dial 888-710-8192 and reference First Merchants Corporation's third quarter earnings release. A digital recording will be available two hours after the completion of the conference from October 22, 2003, to October 24, 2003. To access, US/Canada guests should call 800-642-1687; or for International/Local guests, call 706-645-9291 and enter the Conference I.D. 3236274.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME and is rated A+ by Standard & Poor's Corporation. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               September 30,
                                                                         2003            2002
Assets
   Cash and due from banks                                          $    87,619     $    73,223
   Federal funds sold                                                         0           8,750
                                                                    -----------     -----------
   Cash and cash equivalents                                             87,619          81,973
   Interest-bearing time deposits                                         3,789          10,222
   Investment securities                                                316,852         345,452
   Mortgage loans held for sale                                          12,042          14,089
   Loans, net of allowance for loan losses
     of $29,842 and $22,147                                           2,321,563       1,971,891
   Premises and equipment                                                39,475          39,179
   Federal Reserve and Federal Home Loan Bank stock                      14,057          11,097
   Interest receivable                                                   17,139          18,622
   Core deposit intangibles and goodwill                                143,648         106,753
   Cash surrender value of life insurance                                37,536          14,143
   Other assets                                                          18,000          16,065
                                                                    -----------     -----------
        Total assets                                                $ 3,011,720     $ 2,629,486
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   316,058     $   246,410
     Interest-bearing                                                 1,994,146       1,773,325
                                                                    -----------     -----------
        Total deposits                                                2,310,204       2,019,735
   Borrowings                                                           374,051         328,933
   Interest payable                                                       5,200           6,813
   Other liabilities                                                     21,064          14,132
                                                                    -----------     -----------
        Total liabilities                                             2,710,519       2,369,613
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 18,487,974 and 17,124,914                  2,311           2,141
   Additional paid-in capital                                           149,810         116,102
   Retained earnings                                                    147,559         135,266
   Accumulated other comprehensive income                                 1,521           6,364
                                                                    -----------     -----------
        Total stockholders' equity                                      301,201         259,873
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,011,720     $ 2,629,486
                                                                    ===========     ===========


FINANCIAL HIGHLIGHTS

                                                Three Months Ended          Nine Months Ended
(In thousands)                                     September 30,              September 30,
                                                2003          2002          2003          2002

NET CHARGE OFF'S                             $    2,503    $    1,637    $    4,732    $    4,193

AVERAGE BALANCES
  Total Assets                               $3,030,935    $2,635,606    $2,923,015    $2,319,049
  Total Loans                                 2,348,817     1,984,323     2,258,725     1,766,879
  Total Deposits                              2,305,589     2,018,242     2,221,870     1,800,894
  Total Stockholders' Equity                    301,048       254,654       290,503       229,634

FINANCIAL RATIOS
  Return on Average Assets                         0.97%         1.19%         0.99%         1.22%
  Return on Avg. Stockholders' Equity              9.76         12.40          9.98         12.45
  Avg. Earning Assets to Avg. Assets              89.48         90.27         89.92         91.11
  Allowance for Loan Losses as %
  Of Total Loans                                   1.26          1.10          1.26          1.10
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .43           .32           .28           .32
  Dividend Payout Ratio                           58.97         47.83         56.30         50.38
  Avg. Stockholders' Equity to Avg. Assets         9.93          9.58          9.94          9.81
  Tax Equivalent Yield on Earning Assets           5.89          6.92          6.11          6.94
  Cost of Supporting Liabilities                   1.93          2.49          2.01          2.50
  Net Int. Margin (FTE) on Earning Assets          3.96          4.43          4.10          4.44



CONSOLIDATED STATEMENTS OF INCOME


(in thousands, except share data)                         Three Months Ended      Nine Months Ended
                                                            September 30,            September 30,
                                                          2003        2002         2003        2002
Interest Income
   Loans receivable
     Taxable                                            $ 35,607    $ 35,362    $106,539    $  94,504
     Tax exempt                                              185         169         512          403
   Investment securities
     Taxable                                               1,342       2,442       4,621        6,986
     Tax exempt                                            1,562       1,793       4,819        4,450
   Federal funds sold                                         49         123         339          388
   Deposits with financial institutions                       13          53          54          159
   Federal Reserve and Federal Home Loan Bank stock          201         206         610          527
                                                        --------    --------    --------     --------
       Total interest income                              38,959      40,148     117,494      107,417
                                                        --------    --------    --------     --------
Interest expense
   Deposits                                                8,623      10,696      26,555       29,766
   Securities sold under repurchase agreements               370         517       1,273        1,558
   Federal Home Loan Bank advances                         2,409       2,283       7,077        5,807
   Trust preferred securities                              1,232       1,181       3,697        2,143
   Other borrowings                                          451         143       1,053          355
                                                        --------    --------    --------     --------
        Total interest expense                            13,085      14,820      39,655       39,629
                                                        --------    --------    --------     --------
Net interest income                                       25,874      25,328      77,839       67,788
   Provision for loan losses                               1,706       1,821       8,430        4,297
                                                        --------    --------    --------     --------

Net interest income
after provision for loan losses                           24,168      23,507      69,409       63,491
                                                        --------    --------    --------     --------
Other income
   Fiduciary activities                                    1,547       1,651       5,133        4,771
   Service charges on deposit accounts                     2,861       2,626       8,388        6,635
   Other customer fees                                       961         957       3,085        2,925
   Net realized gains on
     sales of available-for-sale securities                  512         162         950          570
   Commission income                                         638         557       2,099        1,617
   Other income                                            2,357       1,693       8,660        3,343
                                                        --------    --------    --------     --------
        Total other income                                 8,876       7,646      28,315       19,861
                                                        --------    --------    --------     --------

Other expenses
   Salaries and employee benefits                         13,206      10,606      37,885       28,301
   Net occupancy expenses                                  1,189         999       3,480        2,699
   Equipment expenses                                      1,996       1,880       5,856        4,848
   Marketing expense                                         414         415       1,259        1,079
   Deposit insurance expense                                             143                      290
   Outside data processing fees                            1,025       1,018       3,055        2,724
   Printing and office supplies                              401         388       1,240        1,155
   Goodwill and core deposit amortization                    958         786       2,777        1,839
   Other expenses                                          3,771       2,952      11,784        8,194
                                                        --------    --------    --------     --------
        Total other expenses                              22,960      19,187      67,336       51,129
                                                        --------    --------    --------     --------

Income before income tax                                  10,084      11,966      30,388       32,223
   Income tax expense                                      2,735       4,139       8,636       10,983
                                                        --------    --------    --------     --------
Net income                                              $  7,349    $  7,827    $ 21,752     $ 21,240
                                                        ========    ========    ========     ========

Per Share Data (1)

   Basic Net Income                                          .40          .47       1.20         1.32
   Diluted Net Income                                        .39          .46       1.19         1.31
   Cash Dividends Paid                                       .23          .22        .67          .66

(1)  Restated for a five percent (5%) stock dividend distributed September 2003.


CONSOLIDATED BALANCE SHEETS

(in thousands)                                     September 30, June 30,   March 31,  December 31, September 30,
                                                       2003       2003        2003        2002         2002
Assets
   Cash and due from banks                         $    87,619 $    89,126 $    81,789 $     87,638 $    73,223
   Federal funds sold                                        0      14,150      54,925       31,400       8,750
                                                   ----------- ----------- ----------- ------------ -----------
   Cash and cash equivalents                            87,619     103,276     136,714      119,038      81,973
   Interest-bearing time deposits                        3,789       8,777       5,170        3,568      10,222
   Investment securities                               316,852     363,103     333,692      342,062     345,452
   Mortgage loans held for sale                         12,042      15,151      13,558       21,545      14,089
   Loans                                             2,351,405   2,324,576   2,291,178    2,004,377   1,994,038
     Less: Allowance for loan losses                   (29,842)    (30,639)    (29,733)     (22,417)    (22,147)
                                                    ---------- ----------- ----------- ------------  ----------
        Net loans                                    2,321,563   2,293,937   2,261,445    1,981,960   1,971,891
   Premises and equipment                               39,475      39,313      38,861       38,645      39,179
   Federal Reserve and Federal Home Loan Bank stock     14,057      13,933      13,912       11,409      11,097
   Interest receivable                                  17,139      16,592      16,789       17,346      18,622
   Core deposit intangibles and goodwill               143,648     144,663     141,226      107,217     106,753
   Cash surrender value of life insurance               37,536      34,575      14,567       14,309      14,143
   Other assets                                         18,000      23,641      23,088       21,588      16,065
                                                   ----------- ----------- ----------- ------------ -----------
        Total assets                               $ 3,011,720 $ 3,056,961 $ 2,999,022 $  2,678,687 $ 2,629,486
                                                   =========== =========== =========== ============ ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   316,058 $   324,735 $   289,835 $    272,128 $   246,410
     Interest-bearing                                1,994,146   1,988,593   1,996,836    1,764,560   1,773,325
                                                   ----------- ----------- ----------- ------------ -----------
        Total deposits                               2,310,204   2,313,328   2,286,671    2,036,688   2,019,735
   Borrowings                                          374,051     417,669     388,821      356,927     328,933
   Interest payable                                      5,200       5,494       5,694        6,019       6,813
   Other liabilities                                    21,064      19,460      28,212       17,924      14,132
                                                   ----------- ----------- ----------- ------------ -----------
        Total liabilities                            2,710,519   2,755,951   2,709,398    2,417,558   2,369,613
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,311       2,301       2,298        2,142       2,141
   Additional paid-in capital                          149,810     148,296     143,505      116,401     116,102
   Retained earnings                                   147,559     144,457     139,743      138,110     135,266
   Accumulated other comprehensive income                1,521       5,956       4,078        4,476       6,364
                                                   ----------- ----------- ----------- ------------ -----------
        Total stockholders' equity                     301,201     301,010     289,624      261,129     259,873
                                                   ----------- ----------- ----------- ------------ -----------
        Total liabilities and stockholders' equity $ 3,011,720 $ 3,056,961 $ 2,999,022 $  2,678,687 $ 2,629,486
                                                   =========== =========== =========== ============ ===========


NON-PERFORMING ASSETS

(In thousands)                         September 30,   June 30,   March 31, December 31, September 30,
                                           2003         2003        2003       2002           2002

   90 days past due                    $      4,790 $    5,295  $    3,552 $      6,676  $      9,786
   Non-accrual loans                         20,093     22,532      19,747       14,134        13,285
   Other real estate                          1,547      2,351       1,841        1,691           868
                                       ------------ ----------  ---------- ------------  ------------
        Total non-performing assets    $     26,430 $   30,178  $   25,140 $     22,501  $     23,939
                                       ============ ==========  ========== ============  ============

   Average total loans for the quarter $  2,348,817 $2,313,688  $2,111,056 $  2,066,616  $  1,984,323

   Total non-performing assets as a
     percent of average total loans           1.13%      1.30%       1.19%        1.09%         1.21%

   Restructured loans                  $        647 $      899  $    2,194 $      2,508  $      2,326




CONSOLIDATED STATEMENTS OF INCOME
                                                                      Three Months Ended
(in thousands, except share data)                  September 30, June 30,  March 31, December 31, September 30,
                                                       2003       2003      2003        2002          2002
Interest Income
   Loans receivable
     Taxable                                        $ 35,607    $ 35,759   $ 35,173   $ 34,775     $ 35,362
     Tax exempt                                          185         162        165        235          169
   Investment securities
     Taxable                                           1,342       1,600      1,679      2,100        2,442
     Tax exempt                                        1,562       1,626      1,631      1,740        1,793
   Federal funds sold                                     49         177        113        169          123
   Deposits with financial institutions                   13          19         22         38           53
   Federal Reserve and Federal Home Loan Bank stock      201         211        198        208          206
                                                    --------    --------   --------   --------     --------
       Total interest income                          38,959      39,554     38,981     39,265       40,148
                                                    --------    --------   --------   --------     --------
Interest expense
   Deposits                                            8,623       9,048      8,884      9,934       10,696
   Securities sold under repurchase agreements           370         454        449        502          517
   Federal Home Loan Bank advances                     2,409       2,395      2,273      2,359        2,283
   Trust preferred securities                          1,232       1,259      1,206      1,181        1,181
   Other borrowings                                      451         443        159        154          143
                                                    --------    --------   --------   --------     --------
        Total interest expense                        13,085      13,599     12,971     14,130       14,820
                                                    --------    --------   --------   --------     --------
Net interest income                                   25,874      25,955     26,010     25,135       25,328
   Provision for loan losses                           1,706       2,123      4,601      2,877        1,821
                                                    --------    --------   --------   --------     --------

Net interest income
after provision for loan losses                       24,168      23,832     21,409     22,258       23,507
                                                    --------    --------   --------   --------     --------
Other income
   Fiduciary activities                                1,547       1,889      1,697      1,487        1,651
   Service charges on deposit accounts                 2,861       2,743      2,784      2,695        2,626
   Other customer fees                                   961       1,036      1,088        993          957
   Net realized gains on sales of
     available-for-sale securities                       512          67        371        169          162
   Commission income                                     638         707        754        586          557
   Other income                                        2,357       4,711      1,592      1,286        1,693
                                                     --------   --------    --------   --------     --------
        Total other income                             8,876      11,153      8,286      7,216        7,646
                                                     --------   --------    --------   --------     --------

Other expenses
   Salaries and employee benefits                     13,206      12,902     11,777     10,849       10,606
   Net occupancy expenses                              1,189       1,200      1,091        933          999
   Equipment expenses                                  1,996       2,016      1,844      1,861        1,880
   Marketing expense                                     414         411        434        416          415
   Deposit insurance expense                               0                               104          143
   Outside data processing fees                        1,025       1,102        928        940        1,018
   Printing and office supplies                          401         432        407        442          388
   Goodwill and core deposit amortization                958         991        828        750          786
   Other expenses                                      3,771       3,881      4,132      3,591        2,952
                                                    --------    --------   --------   --------     --------
        Total other expenses                          22,960      22,935     21,441     19,886       19,187
                                                    --------    --------   --------   --------     --------

Income before income tax                              10,084      12,050      8,254      9,588       11,966
   Income tax expense                                  2,735       3,305      2,596      2,998        4,139
                                                    --------    --------   --------   --------     --------
Net income                                          $  7,349    $  8,745   $  5,658   $  6,590     $  7,827
                                                    ========    ========   ========   ========     ========

Per Share Data(1)

   Basic Net Income                                 $    .40    $    .48   $    .32   $    .38     $    .47
   Diluted Net Income                                    .39         .48        .32        .38          .46
   Cash Dividends Paid                                   .23         .22        .22        .22
..22

(1)  Restated for a five percent (5%) stock dividend distributed September 2003.

